Koskie 15H flare, December 24, 2008, Paradox Basin, Colorado
Photo by: Monty Shed
Koskie 15H flare, December 24, 2008, Paradox Basin, Colorado
Photo by: Monty Shed
1099
18th
Street, Suite 2300 Denver, Colorado 80202 303.312.8155, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Jennifer Martin    jmartin@billbarrettcorp.com
February 24, 2009
Fred Barrett
Chairman and CEO
Fred Barrett
Chairman and CEO
Joe Jaggers
President and COO
Joe Jaggers
President and COO
Bob Howard
CFO and Treasurer
Bob Howard
CFO and Treasurer
Fourth Quarter & Full Year 2008
Operational Update
Fourth Quarter & Full Year 2008
Operational Update
Exhibit 99.2
******
******

Forward – Looking and Other Cautionary Statements
Forward – Looking and Other Cautionary Statements
This presentation, and the conference call to which it relates, contains forward-looking statements, including statements regarding projected results and future events. In particular the Company is: confirming and updating 2009 full year guidance, which contains projections for certain 2009 operational and financial results; and providing forward-looking statements regarding the Company’s 2009 capital expenditure program and operations plan. These forward-looking statements are based on management’s judgment as of this date and include certain risks and uncertainties. Please refer to the Company’s Annual Report on
Form 10-K for the year-ended December 31, 2008, filed with the Securities and Exchange Commission on
February 24, 2009, and other filings with the SEC, for a description of certain risk factors. Actual results may differ materially from Company projections and can be affected by a variety of factors outside the control of the Company including, among other things, exploration drilling and test results, transportation, processing, availability and costs of financing to fund the Company’s operations, the ability to receive drilling and other permits and regulatory approvals, availability of third party gathering, market conditions, oil and gas price volatility, risks related to hedging activities including counterparty viability, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, governmental regulations and other factors discussed in the Company’s reports filed with the SEC. The Company encourages readers to consider the risks and uncertainties associated with projections. In addition, the Company assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances.

Reserve growth, up 47% to 818 Bcfe
Reserve replacement 436%
F&D $1.76 all-in for 2009, $1.99 3-year average
Production growth, up 27% to 77.6 Bcfe
Record cash flow up 71% to $9.53 per share
Record EPS, up 298% to $2.39
Paradox Basin shale gas discovery
$339 MM year-end liquidity post 5% convertible
offering and upsized bank line
2008 Highlights
2008 Highlights
Fred Barrett – Chairman and CEO

2008 Summary Results
2008 Summary Results
Bob Howard – CFO and Treasurer
2008 2007 Variance 4Q '08 4Q '07 Variance 3Q '08 Variance
Production (Bcfe)
77.6 61.2 27% 20.6 17.2 20% 19.6 5%
Discretionary cash flow  (1)
-in $millions $429.1 $248.5 73% $101.8 $70.1 45% $105.6 -4%
-per diluted share $9.53 $5.56 71% $2.28 $1.56 46% $2.34 -3%
-per mcfe $5.53 $4.06 36% $4.95 $4.07 22% $5.39 -8%
Adjusted Net Income  (2)
-in millions $117.8 $18.6 533% $20.7 $1.4 NM $30.1 -31%
-per diluted share $2.62 $0.42 524% $0.46 $0.03 NM $0.67 -31%
Per Mcfe
-Realized price (including hedge effects) $7.81 $6.13 27% $6.96 $6.19 12% $7.86 -11%
-LOE $0.57 $0.68 -16% $0.58 $0.51 14% $0.64 -9%
-Gathering and transportation expense $0.51 $0.38 34% $0.47 $0.46 2% $0.52 -10%
-Production taxes $0.57 $0.37 54% $0.34 $0.45 -24% $0.69 -51%
-G & A (excluding stock based comp) $0.52 $0.52 0% $0.50 $0.56 -11% $0.50 0%
-Depreciation, depletion and amortization $2.66 $2.87 -7% $2.75 $2.73 1% $2.53 9%
(1)  Non-GAAP measure reconciled to GAAP in the earnings release
(2) Adjusted for unrealized net hedging gains and losses, gains on property sales and impairment charges
NM = not meaningful
  (Unaudited)
4Q08 v. 3Q08 4Q08 v. 4Q07 Year 2008 v. 2007

Well-Positioned for 2009
Well-Positioned for 2009
Solid balance sheet
Well diversified lenders in bank line and
counterparties to hedge positions
Solid hedge program
73%-76% of production in 2009
Approximately 60% of 2010 production
Revised guidance due to delayed completions
Capex: up to $350 MM
Production growth: 8%-12%, 84-87 Bcfe
LOE: $0.60-$0.66/Mcfe
Gathering and transportation: $0.55-$0.60/Mcfe
G&A: $41-$43 MM
Bob Howard – CFO and Treasurer

Natural Gas Hedges
to Regional Price Points
Natural Gas Hedges
to Regional Price Points
Bob Howard – CFO and Treasurer
0
4
8
12
16
20
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
Gas Volume Hedged (Bcf)             Strip CIG ($/MMBtu)
Hedge Blended Floor ($/Mcf)
Q1 ‘09 Q2 ‘09 Q3 ‘09 Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10
(Hedge volumes include basis-only swaps of 3.9 Bcfe and 11.8 Bcfe in 2009 and 2010, respectively, not included in blended floor price)

2008 Reserve Reconciliation
2008 Reserve Reconciliation
Total Reserve Additions: 338 Bcfe
557.6
818.3
77.6
7.3
YE 2007
YE 2008
Annual
Production
Price
Revisions
3
Acquisitions
146.4
196.2
Engineering
Revisions
Drilling
Additions
All are net Bcfe
Joe Jaggers – President and COO
Pricing: YE 2007 $6.04/MMBtu & $92.50/Bbl
YE 2008 $4.61/MMBtu & $41.00/Bbl

Finding and Development Costs
$/Mcfe
Finding and Development Costs
$/Mcfe
$2.80
$2.80
$1.83
$1.83
2006 2007
$1.76
$1.76
2008
Capital weighted
3 year rolling average
$1.99
$2.48
$3.00
Joe Jaggers – President and COO

Increased 3P Resources to 2.9 Tcfe
Increased 3P Resources to 2.9 Tcfe
West
Tavaputs
Piceance
320
320
40 – acre: 655 Bcfe
24
Bcfe
(Deep)
24
Bcfe
(Deep)
372
372 20 – acre:
322 Bcfe
10 – acre: 371 Bcfe
Powder
River
67
67
178
1,065
1,383
BTR/LC
Low Risk Resource Base
Wind
River
51
51
183
85
5
5
Reserve and resource disclosure:
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable and possible resources, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K for the year-ended December 31, 2008, available from
Bill Barrett Corporation at 1099 18th Street, Suite 2300, Denver, CO 80202. You can also obtain this report from the SEC by calling 1-800-SEC-0330 or at www.sec.gov
3P
Bcfe
Proved
Bcfe
20 – acre: 384 Bcfe
Probable & Possible
Probable and possible resources predominantly due to increased density.  To date:
WTP: 36 wells on 20-acre density successfully drilled
Piceance: 108 wells on 10-acre density successfully drilled
Total:  2,898*
*Additional 4 Bcfe within minor fields

Development Update
Development Update
Uinta Basin, Utah – West Tavaputs
One rig operating, plan to release the rig in June after 16 wells
EIS ROD delayed
Currently producing 89 MMcfe/d (net)
Piceance Basin, Colorado – Gibson Gulch
Two rigs operating, plan 65-70 wells
Currently producing 92 MMcfe/d (net)
Permitting complete for 2009
Powder River Basin, Wyoming – CBM
Two rigs operating, plan 55-60 wells
Currently producing 26 MMcfe/d (net)
Uinta Basin, Utah – Blacktail Ridge/ Lake Canyon
No rigs operating
Currently capable of producing 4,000 Bopd (gross)
Have 3 wells waiting on completion
Joe Jaggers – President and COO

Delineation and Exploration Update
Delineation and Exploration Update
Paradox Basin, Colorado – Yellow/Green Jacket
One rig operating, plan 14 wells
Drilled and completed 3 wells with 3 wells waiting on completion
Began production in late December from Yellow Jacket
Currently producing 2 MMcfe/d (gross)
Uinta Basin, Utah – Hook
Completed 1
st
Juana Lopez well
Wind River Basin, Wyoming – Cave Gulch
Completed Bullfrog 23-6 in Lakota/Muddy, currently producing 6.5 MMcf/d
Montana Overthrust, Montana – Circus
Planning completion of 3 wells drilled in 2008, June through August
Bighorn Basin, Wyoming – Red Point
Fort Union test drilled and completion planned for May
Joe Jaggers – President and COO

Well-Positioned for 2009
Well-Positioned for 2009
Financially secure
Monitoring capital program to maximize returns
Continuing exploration and delineation programs
for future success
Working with new administration to advance EIS
Expected supply declines + sizable new capacity
in Rockies should improve future pricing
Solid hedge position in the interim
Focused on maximizing value of asset base
Fred Barrett – Chairman and CEO